SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 30, 2003

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)


          New York                    1-5129                     16-0757636
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

                       East Aurora, New York             14052-0018
               (Address of principal executive offices)  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      99.1    Press release dated July 30, 2003

Item 12. Results of Operations and Financial Condition

On July 30, 2003, Moog Inc. (the "Company") issued a press release discussing results of operations for the quarter ended June 30, 2003. A copy of the press release is included as exhibit 99.1 of this report.

The information in this report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MOOG INC.

Dated: July 30, 2003                        By:     /s/ Donald R. Fishback
                                                    ---------------------------
                                            Name:   Donald R. Fishback
                                                    Controller
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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
99.1              Press release dated July 30, 2003